Quarterly Holdings Report
for

Fidelity® SAI International Low Volatility Index Fund

July 31, 2021

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

SV2-QTLY-0921
1.9866139.106

Schedule of Investments July 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
Australia - 2.1%
ASX Ltd.	907,406	$51,201,043
Sonic Healthcare Ltd.	2,239,658	65,775,792
Wesfarmers Ltd.	39,920	1,791,114

TOTAL AUSTRALIA		118,767,949

Bailiwick of Jersey - 0.8%
Experian PLC	1,075,535	47,351,306
Belgium - 1.2%
Cofinimmo SA	45,109	7,293,488
Colruyt NV	293,545	16,693,559
Elia System Operator SA/NV	157,639	18,653,177
Warehouses de Pauw	639,297	27,513,521

TOTAL BELGIUM		70,153,745

Bermuda - 1.7%
CK Infrastructure Holdings Ltd.	760,000	4,591,598
Hiscox Ltd. (a)	1,628,366	19,836,689
Jardine Matheson Holdings Ltd.	1,224,976	72,812,573

TOTAL BERMUDA		97,240,860

Cayman Islands - 0.0%
China Huishan Dairy Holdings Co. Ltd. (b)	5,145,000	7
Denmark - 2.8%
Christian Hansen Holding A/S	482,047	43,354,251
Coloplast A/S Series B	556,829	101,847,052
Tryg A/S	805,526	19,916,569

TOTAL DENMARK		165,117,872

Finland - 1.7%
Elisa Corp. (A Shares)	705,837	45,364,868
Kesko Oyj	1,280,160	54,897,022

TOTAL FINLAND		100,261,890

France - 8.3%
Essilor International SA	591,274	111,634,631
L'Oreal SA	265,976	121,682,374
Orange SA	7,248,479	80,669,356
Orpea	257,492	32,698,410
Sanofi SA	1,096,931	113,064,336
Thales SA	232,959	24,456,764

TOTAL FRANCE		484,205,871

Germany - 8.0%
Beiersdorf AG	460,648	54,726,336
Deutsche Borse AG	483,337	80,700,212
Deutsche Telekom AG	5,206,609	108,058,869
Hannover Reuck SE	262,771	44,231,947
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	327,887	88,643,062
Symrise AG	603,022	88,916,122

TOTAL GERMANY		465,276,548

Hong Kong - 6.6%
CLP Holdings Ltd.	7,578,000	78,206,649
Hang Seng Bank Ltd.	3,374,200	64,738,581
Hong Kong & China Gas Co. Ltd.	52,474,015	85,340,532
Link (REIT)	7,462,757	71,351,453
MTR Corp. Ltd.	7,242,371	42,916,581
Power Assets Holdings Ltd.	6,401,500	41,352,348

TOTAL HONG KONG		383,906,144

Ireland - 0.4%
Kerry Group PLC Class A	137,644	20,410,024
Israel - 0.8%
Bank Hapoalim BM (Reg.)	4,549,069	36,308,115
Mizrahi Tefahot Bank Ltd. (a)	408,177	12,392,418

TOTAL ISRAEL		48,700,533

Italy - 0.5%
Recordati SpA	470,501	29,123,318
Japan - 28.7%
Advance Residence Investment Corp.	6,491	22,099,161
Ajinomoto Co., Inc.	2,574,000	65,577,593
Ana Holdings, Inc. (a)	596,600	13,980,239
Asahi Group Holdings	331,230	14,903,537
Canon, Inc.	1,729,700	39,831,654
Central Japan Railway Co.	500,280	72,773,116
Chubu Electric Power Co., Inc.	3,375,200	40,504,344
Chugoku Electric Power Co., Inc.	1,524,310	13,783,469
Daito Trust Construction Co. Ltd.	323,000	37,804,293
Daiwa House REIT Investment Corp.	9,366	27,832,059
FUJIFILM Holdings Corp.	1,417,510	101,724,503
GLP J-REIT	421	754,081
Hankyu Hanshin Holdings, Inc.	1,191,840	35,036,543
Industrial & Infrastructure Fund Investment Corp.	9,702	18,739,837
Japan Post Holdings Co. Ltd.	4,171,200	35,406,987
Japan Prime Realty Investment Corp.	4,490	17,517,160
Japan Real Estate Investment Corp.	6,492	40,654,519
KDDI Corp.	791,200	24,197,746
Keihan Electric Railway Co., Ltd.	504,000	13,782,416
Kintetsu Group Holdings Co. Ltd. (a)	893,700	30,019,457
Kyushu Railway Co.	737,300	16,566,651
Nagoya Railroad Co. Ltd. (a)	922,000	15,455,613
Nippon Building Fund, Inc.	7,748	50,003,045
Nippon Prologis REIT, Inc.	12,074	40,281,519
Nippon Telegraph & Telephone Corp.	3,608,896	92,417,046
NTT Data Corp.	2,889,200	44,752,366
Odakyu Electric Railway Co. Ltd.	1,546,910	36,918,775
Oriental Land Co. Ltd.	572,800	78,058,065
ORIX JREIT, Inc.	4,819	9,180,721
Osaka Gas Co. Ltd.	1,953,160	36,490,325
Otsuka Holdings Co. Ltd.	838,460	33,328,005
Secom Co. Ltd.	1,006,070	76,150,048
Sekisui House Ltd.	1,067,900	21,150,281
Seven & i Holdings Co. Ltd.	2,160,900	96,420,216
SHIMANO, Inc.	368,000	93,756,893
SoftBank Corp.	6,874,900	89,794,522
Sohgo Security Services Co., Ltd.	406,600	18,939,210
Suntory Beverage & Food Ltd.	162,600	5,684,071
Tobu Railway Co. Ltd.	983,500	25,574,925
Tohoku Electric Power Co., Inc.	2,357,000	17,853,945
Tokyo Gas Co. Ltd.	1,804,300	34,153,105
Toyo Suisan Kaisha Ltd.	478,180	18,241,496
Trend Micro, Inc.	659,200	34,319,998
Yamada Holdings Co. Ltd.	3,669,700	17,260,519

TOTAL JAPAN		1,669,674,074

Netherlands - 4.4%
ASML Holding NV (Netherlands)	178	136,060
Koninklijke Ahold Delhaize NV	2,842,091	88,314,621
Prosus NV	634,327	56,593,676
Wolters Kluwer NV	970,623	110,626,660

TOTAL NETHERLANDS		255,671,017

Singapore - 1.8%
Ascendas Real Estate Investment Trust	2,103,565	4,843,812
CapitaMall Trust	15,067,700	23,909,041
Singapore Airlines Ltd. (a)	4,106,500	15,456,770
Singapore Exchange Ltd.	3,863,300	33,872,840
Singapore Telecommunications Ltd.	14,177,850	23,752,699

TOTAL SINGAPORE		101,835,162

Spain - 0.6%
Grifols SA	1,378,147	35,050,688
Sweden - 1.8%
ICA Gruppen AB	433,681	21,436,186
Svenska Handelsbanken AB (A Shares)	7,376,779	83,131,224

TOTAL SWEDEN		104,567,410

Switzerland - 14.8%
Baloise Holdings AG	115,609	18,263,121
Galenica Sante Ltd. (c)	234,345	17,798,682
Givaudan SA	22,016	109,903,794
Helvetia Holding AG (Reg.)	164,030	17,872,452
Lindt & Spruengli AG	411	47,640,338
Nestle SA (Reg. S)	861,320	109,068,675
Novartis AG	1,210,618	111,956,040
PSP Swiss Property AG	197,769	26,788,383
Roche Holding AG (participation certificate)	338,251	130,670,480
SGS SA (Reg.)	21,198	68,635,794
Swiss Prime Site AG	356,039	37,948,408
Swiss Re Ltd.	854,744	77,392,618
Swisscom AG	118,967	71,575,885
Tecan Group AG	28,739	16,576,837

TOTAL SWITZERLAND		862,091,507

United Kingdom - 11.9%
Admiral Group PLC	1,209,849	57,177,464
Bunzl PLC	1,579,514	58,532,682
Compass Group PLC (a)	1,660,409	35,104,201
Diageo PLC	2,461,539	122,058,515
Direct Line Insurance Group PLC	6,396,253	26,467,887
GlaxoSmithKline PLC	294,047	5,805,612
Halma PLC	679,163	27,273,217
National Grid PLC	7,639,597	97,680,736
Pearson PLC	2,893,636	34,869,671
RELX PLC (London Stock Exchange)	3,790,059	111,369,368
Smith & Nephew PLC	3,839,340	78,348,526
Unilever PLC	656,007	37,754,211

TOTAL UNITED KINGDOM		692,442,090

TOTAL COMMON STOCKS
(Cost $5,060,538,287)		5,751,848,015

Money Market Funds - 1.4%
Fidelity Cash Central Fund 0.06% (d)
(Cost $80,792,554)	80,776,398	80,792,554
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $5,141,330,841)		5,832,640,569
NET OTHER ASSETS (LIABILITIES) - (0.3)%(e)		(19,588,562)
NET ASSETS - 100%		$5,813,052,007

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	530	Sept. 2021	$61,464,100	$(388,280)	$(388,280)

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Level 3 security

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,798,682 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Includes $3,699,432 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$14,783
Fidelity Securities Lending Cash Central Fund	175,960
Total	$190,743

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$62,340,677	$451,248,084	$432,794,393	$(1,814)	$--	$80,792,554	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	17,444,744	344,365,915	361,810,659	--	--	--	0.0%
Total	$79,785,421	$795,613,999	$794,605,052	$(1,814)	$--	$80,792,554

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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